MARKETABLE SECURITIES (Schedule of amortized cost and fair value of available-for-sale marketable securities) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Amortized cost
Due within one year	$ 199,883	$ 196,587
Due between one and four years	301,494	199,373
Amortized cost	501,377	395,960
Fair value
Due within one year	199,933	196,856
Due between one and four years	300,662	202,190
Debt Securities, Available-for-sale, Total	$ 500,595	$ 399,046